UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817)  334-4100

Not Applicable

(Former name or former address, if changed since last report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2015, the stockholders of Basic Energy Services, Inc. (the “Company”) approved the Sixth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Incentive Plan”), including amendments to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000 shares from 10,350,000 shares to 11,350,000 shares, and a related extension of the term of the Incentive Plan to March 18, 2025, the tenth anniversary of the date the Board of Directors initially adopted the Incentive Plan, subject to approval by the stockholders of the Company.

A summary of the key terms of the Incentive Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting (as defined under Item 5.07 below) filed on April 20, 2015. A copy of the Incentive Plan is being filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the Incentive Plan is qualified in its entirety by the full text of such exhibit.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 21, 2015 in Fort Worth, Texas (the “Annual Meeting”):

(1)	to elect three Class I directors to serve until the annual meeting of stockholders in 2018;
(2)	to approve the Incentive Plan;

(3)	to approve, on a non-binding advisory basis, the named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting; and

(4)	to ratify the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2015.

A total of 36,358,191 shares of the Company’s common stock were present at the meeting in person or by proxy, which represented approximately 85.3% of the outstanding shares of the Company’s common stock as of April 8, 2015, the record date for the Annual Meeting.

Proposal 1:  Director nominees were elected at the Annual Meeting based on the following vote tabulation:

	Votes “For”	Votes “Withheld”	Broker Non-Votes
Steven A. Webster	25,342,501	2,945,063	8,070,627
Sylvester P. Johnson, IV	25,094,015	3,193,549	8,070,627
T.M. “Roe” Patterson	27,835,736	451,828	8,070,627

Proposal 2:  The vote to approve the Incentive Plan as disclosed in the proxy statement for the Annual Meeting was approved as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
19,973,622	8,295,858	18,084	8,070,627

Proposal 3:  The vote to approve, on a non-binding advisory basis, the Company’s named executive officer compensation as disclosed in the proxy statement for the Annual Meeting was not approved, with the vote count as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
13,657,242	14,232,930	397,392	8,070,627

Proposal 4:  The ratification of the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2015 was approved as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
36,155,696	173,783	28,712	—

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Sixth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: May 26, 2015	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary